Exhibit 99.2
Third Quarter 2022 Results 1 November 2022

Forward-Looking Statements and Financial Measures

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results and future economic conditions, all of which are subject to risks that include, but are not limited to, our high level of indebtedness; reductions in our credit ratings that limit our ability to access capital markets; increases in market interest rates; the potential for our common stock to be delisted from trading on Nasdaq for failure to meet minimum continuing listing standards; continuing impacts related to COVID-19, including variants, labor shortages, reduction in demand from clients, supply chain disruption for our reward suppliers and capacity constraints, rising costs or other disruptions in the airline or travel industries; changes in geopolitical conditions, including the Russian invasion of Ukraine and related global sanctions and Russian restrictions or actions with respect to local assets; fluctuation in foreign exchange rates; execution of restructuring plans and any resulting cost savings; loss of, or reduction in demand for services from, significant clients; loss of active AIR MILES® Reward Program collectors or greater than expected redemptions by the same; unfavorable resolution of pending or future litigation matters; disruption to operations due to the separation from our former parent or failure of the separation to be tax-free; new regulatory limitations related to consumer protection or data privacy limiting our services; and loss of consumer information due to compromised physical or cyber security.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) our Form 10-K for the most recently ended fiscal year and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, we may present financial measures that are non-GAAP measures, such as adjusted EBITDA and constant currency. Adjusted EBITDA eliminates the non-cash depreciation of tangible assets and amortization of intangible assets, the non-cash effect of stock compensation expense, goodwill impairment, strategic transaction costs and restructuring and other charges. Constant currency excludes the impact of fluctuations in foreign exchange rates. We calculate constant currency by converting our current period local currency financial results using the prior period exchange rates. No reconciliation is provided with respect to forward looking annual guidance as we cannot reliably predict all necessary components or their impact to reconcile these non-GAAP measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on our future results. Reconciliations to the most directly comparable GAAP financial measures are available in our earnings press release, which is posted in the Press Releases section on our website (www.loyaltyventures.com).

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Q3 2022 Key Takeaways

Performance Update

- Recent extensions with credit, fuel and grocery partners at AIR MILES® Reward Program support our confidence in the Program
- AIR MILES reward miles issued increased 2%, in line with management's expectations
- BrandLoyalty is facing macro challenges, but solutions are in place

Priorities

- Ongoing investments in innovation and transformation at both AIR MILES and BrandLoyalty
- Operational efficiency initiative has created meaningful savings and contributed to enhanced flexibility
- Pursuing adjustments to make our capital structure more efficient

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Q3 2022 Summary of Financial Results

	Revenue	Adj. EBITDA[1]	Net Loss / Diluted EPS[2]
Q3	$162MM	$33MM	($0MM) ($0.01)
YTD	**$489MM**	**$85MM**	**($441MM) ($17.92)**

- Q3 Revenue decreased $7MM year-over-year due to the Collector value proposition enhancement at AIR MILES[3] and the decline in the EUR/USD exchange rate
- Q3 Adj. EBITDA decreased $14MM year-over-year due to the Collector value proposition enhancement at AIR MILES and underperforming programs in EMEA and higher cost of redemptions at BrandLoyalty
- Q3 Diluted EPS includes $0.28 per share of strategic transaction costs and restructuring and other charges
- YTD net loss impacted by $423 million goodwill impairment at BrandLoyalty

Notes:

1. Adj. EBITDA excludes goodwill impairment, restructuring costs and strategic transaction costs
2. Loss per share ("EPS")
3. In accordance with ASC 606, "Revenue from contracts with customers", redemption revenue for our AIR MILES Reward Program is presented net of cost of redemptions

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Americas EMEA APAC BrandLoyalty Performance Update 5 • Focusing near - term sales efforts on known geographies in EMEA • Adjusting rewards mix towards home goods and entertainment • Adjusting fixed cost infrastructure to reflect more targeted and profitable growth going forward 76% 16% 8% YTD September Revenue by Geography Campaign Highlights Retailer Rewards Supplier

BrandLoyalty Recent Developments

Refining Approach & Cost Structure

- Reorganized business processes to improve speed to market and flexibility
- Implementation of operational efficiency plan expected to help offset margin impact of higher costs

Merchandise Strategy

- Focusing future campaigns on home goods with an emphasis on kitchenware
- Well-positioned to power campaigns in Q4 with rewards ready for delivery
- Evaluating opportunities to redeploy existing inventory to familiar markets

Sustainability

- Consumers and retailers value BrandLoyalty's environmental advocacy and commitment
  - Responsible stewardship: reducing waste and improving logistics through streamlined packaging
  - Sustainable sourcing: developed eco-friendly cookware line Green Ray regularly featured in campaigns across EMEA
- Developing campaigns with digital reward models with immersive and interactive experiences
  - Campaigns with fully digital rewards are higher margin, have better working capital profiles and provide supply chain and ESG benefits

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Shell Canada • Partner since 1993; AIR MILES are available on fuel, eligible convenience store and car wash purchases • Shell Canada is a leading mobility retailer in Canada with more than 1,400 stations from coast to coast • AIR MILES represents the exclusive loyalty currency for Shell customers in Canada AIR MILES Reward Program Partner Renewals 7 Bank of Montreal • One of the founding Partners of AIR MILES in 1992 • 8 th largest bank by assets in North America serving 12 million customers • BMO & AIR MILES offer co - brand products to Personal & Small Business customers • Collectors with a BMO credit card earn notably more miles and benefit from a flexible grocery accelerator launched in July that provides incremental value on spend at any grocery retailer Metro • Partner in Ontario since 1997 • Metro is among the top three grocery brands in Canada and in the province of Ontario • AIR MILES reward miles are issued at more than 130 stores in Ontario (Ontario)

AIR MILES Reward Program Ecosystem Update

Open & Flexible Model…

- Allows brands to participate and expand the commitment to AIR MILES as value proposition is proven over time
- Light-touch technology integration options simplify collaboration

…Will Expand Ecosystem

- 46 new businesses across Canada have joined the Program this year through September, including **Best Buy**, Canada's largest consumer electronics retailer, which joined Shops in Q3
- Additional partners have joined Card Linked Offers subsequent to quarter end, including Goodfood, Natura Market and Peter & Paul's Gifts



AIR MILES Shops
Card and Loyalty Linked
Core
Depth of Integration and Partnership
Consumer Electronics
Entertainment
Fashion / Clothing
Travel / Hospitality
General Merchandise
Athletic Wear
Home Improvement
DSW
DESIGNER SHOE WAREHOUSE
SUBWAY
BMO
metro
Ontario
VIA
VIA Rail Canada
Boston Pizza

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AIR MILES Reward Program Recent Developments 9 New Offerings & Initiatives • Seasonal and focused campaigns: helping retailers drive incrementality and maximize marketing ROIs through enhanced, personalized issuance offers in key seasonal periods • Max Pass: introduced a micro - subscription model where Collectors can purchase a multiplier on their spend at a rotating group of Partners • AMP Media: early - stage media services platform giving brands of all sizes the power to create more impactful touchpoints and more effective advertising solutions 9

Early Results on Mobile App Seamless onboarding process, providing newly enrolled Collectors with a clear set of next steps and compelling offers Simplified app login to encourage frequent, repeat visits New self - service capabilities to elevate Collector satisfaction AIR MILES Reward Program Strategic Investments 10 10

1,240 1,355 1,112 1,139 1,155 1,264 1,065 1,229 1,177 55% 62% 67% 70% 78% 85% 99% 100% 110% 0% 20% 40% 60% 80% 100% 120% 140% 160% 0 200 400 600 800 1,000 1,200 1,400 1,600 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Miles Issued (in Millions) Miles Redeemed / Issued ("Burn Rate") AIR MILES Reward Program Recent Performance 11 • Miles issued in Q3 up 2% year - over - year with particular strength in credit cards and fuel • Includes partial impact of regional grocery exits in Q3 2022 • Burn rate remained elevated as expected due to demand for travel as well as regional grocery transitions • Redemption Settlement Assets (held in trust) fund future redemptions

Financial Results – Consolidated 12 ($ in millions, except per share) Q3 2022 Q3 2021 % Change YTD 9/30/22 YTD 9/30/21 % Change Total revenue $162.4 $169.3 (4%) $489.1 $496.7 (2%) Operating expenses Cost of operations (exclusive of goodwill impairment and restructuring costs below) $141.3 $133.0 6% $440.1 $412.0 7% Goodwill impairment - - nm 422.9 - nm Restructuring and other charges 5.4 - nm 9.6 - nm Total operating expenses $146.7 $133.0 10% $872.7 $412.0 nm Operating income (loss) $15.7 $36.3 (57%) ($383.6) $84.7 nm Interest expense (income), net 11.5 (0.1) nm 30.0 (0.3) nm Income (loss) before income taxes and income from investment in unconsolidated subsidiary $4.2 $36.4 (89%) ($413.5) $85.1 nm Provision for income taxes $4.3 $16.5 (74%) $27.5 $31.6 (13%) Income from investment in unconsolidated subsidiary – related party, net of tax - (4.1) nm - (4.1) nm Net (loss) income ($0.1) $24.0 (101%) ($441.0) $57.5 nm Net (loss) income per share - Diluted ($0.01) $0.97 nm ($17.92) $2.34 nm Weighted average shares - Diluted 24.6 24.6 0% 24.6 24.6 0% Figures may not add due to rounding; nm indicates a figure that is not meaningful

Financial Results – Segments 13 Notes: 1. In accordance with ASC 606, “Revenue from contracts with customers”, redemption revenue for our AIR MILES Reward Program is p res ented net of cost of redemptions ($ in millions) Q3 2022 Q3 2021 % Change YTD 9/30/22 YTD 9/30/21 % Change AIR MILES Reward Program (1) $67.4 $71.9 (6%) $199.6 $214.1 (7%) BrandLoyalty 95.0 97.3 (2%) 289.6 282.6 2% Eliminations (0.0) - nm (0.1) - nm Total Revenue $162.4 $169.3 (4%) $489.1 $496.7 (2%) AIR MILES Reward Program $34.7 $40.5 (14%) $95.7 $113.7 (16%) BrandLoyalty 0.1 10.6 (99%) (0.1) 15.2 (101%) Corporate/Other (1.8) (3.6) (51%) (10.4) (10.3) 1% Total Adj. EBITDA $33.1 $47.5 (30%) $85.2 $118.6 (28%) Figures may not add due to rounding; nm indicates a figure that is not meaningful

285 451 735 2021A 2022E AIR MILES BrandLoyalty 148 32 (14) 166 2021A 2022E AIR MILES BrandLoyalty Corporate 2022 Consolidated Outlook 14 Revenue $MM Adj. EBITDA $MM Key Commentary Based on our current visibility, we expect full year 2022 revenue to range from $660 to $670 million Reflects the impact of recent extensions and grocery exits for all regions except Quebec, plus the effect of the operational efficiency initiative 2022 results heavily impacted by persistence of higher cost of rewards and mismatch of consumers' current economic priorities with campaigns planned and ordered in 2021 110 660 – 670 260 400 – 410

Financial Results – Recent Developments 15 Economic & Operational Developments • Macro volatility in key markets • Inflation and rising rates • Shifting consumer sentiment • Partner exits in Canada Operational Efficiency Program • Reviewed products, people and processes • Targeted $15MM → now expect $25MM • Implemented across Q3 and Q4 with full annualized savings expected to be available in 2023

Liquidity & Capital Structure 16 Cash and Cash Equivalents (1) Revolver Capacity (2) Liquidity $73 $138 $212 Net Debt at 9/30/22 $564 Gross Debt at 9/30/22 $637 Less: Cash at 9/30/22 ($73) Q3 2022 Liquidity Capital Structure ($ in millions, figures do not total due to rounding) ($ in millions) 2022 Free Cash Flow priorities include reinvesting in the business and deleveraging Gross Debt at 6/30/22 $650 Less: Q3 Debt Reduction ($13) Notes: 1. Redemption Settlement Assets, which include restricted cash, are presented separately on the balance sheet 2. $150MM revolver; no amounts borrowed, but adjusted for letters of credit

Operating Efficiency initiative will be an ongoing priority to maximize financial flexibility BrandLoyalty reorienting core operating principles in response to macro challenges AIR MILES excited to continue working with BMO, Shell and Metro, as well as a host of new Partners Significant steps taken during transition year to lay foundation for 2023 and beyond Summary 17 1 2 3 4

APPENDIX

2022 Taxes

- AIR MILES Reward Program and BrandLoyalty tax rates estimated to range from ~25% to ~28%[(1)]
- Currently non-deductible U.S. expenses, including interest expense, corporate overhead and Canadian withholding taxes will negatively impact our effective tax rate
  - Non-deductible expenses have an unlimited carryforward period to be used against future U.S. taxable income
- Non-deductible goodwill impairment and write-down of BrandLoyalty deferred tax assets negatively impacted the effective tax rate for YTD 9/30/22
- Cash taxes projected to be towards low end of previously estimated range of $25MM to $30MM

Notes:
1. Excluding write-down of BrandLoyalty deferred tax assets and goodwill impairment

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